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                                                                    EXHIBIT 10.4

                                    FORM OF
                        USR STOCKHOLDER VOTING AGREEMENT

    THIS USR STOCKHOLDER VOTING AGREEMENT is made and entered into as of February 26, 1997 by and between 3Com Corporation, a California corporation ("3Com"), and the undersigned officer, director or stockholder ("Stockholder") of U.S. Robotics Corporation, a Delaware corporation ("USR").

                                    RECITALS

    A. Concurrently with the execution of this Voting Agreement, 3Com, TR Acquisitions Corporation, a Delaware corporation and a wholly-owned subsidiary of 3Com ("Sub"), and USR have entered into that certain Agreement and Plan of Merger, dated as of February 26, 1997 (the "Merger Agreement"), which provides for the merger of Sub with and into USR (the "Merger") pursuant to which USR will become a wholly-owned subsidiary of 3Com;

    B. Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) of the number of shares of the outstanding capital stock of USR indicated on the signature page of this Voting Agreement (the "Shares");

    C. In connection with the Merger, 3Com will acquire Stockholder's entire equity interest in USR, and Stockholder will receive in exchange an equity interest in 3Com; and

    D. In consideration of and to induce the execution and delivery of the Merger Agreement by 3Com, Stockholder is willing to agree not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of USR acquired hereafter and prior to the Expiration Date (as defined in Section 1 below), except as specifically permitted hereby, and to vote the Shares and any other such shares of capital stock of USR so as to facilitate consummation of the Merger, as more fully described below.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. NO TRANSFER OR ENCUMBRANCE OF SHARES. Stockholder agrees not to transfer, sell, exchange, pledge or offer to transfer or sell or otherwise dispose of or encumber any of the Shares or any New Shares (as defined below), or to make any offer or agreement relating thereto at any time prior to the Expiration Date (as defined below). The foregoing restrictions shall not prohibit a transfer of shares or New Shares to a trust for the benefit of Stockholder or a transfer of Shares or New Shares upon the death of Stockholder, PROVIDED, HOWEVER, that any transferee with respect to such transfer shall agree to be bound by the terms and conditions of this Voting Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the date and time on which the Merger shall become effective in accordance with the terms of the Merger Agreement or (ii) the date on which the Merger Agreement shall be terminated pursuant to Section 8.1 of the Merger Agreement. Stockholder agrees that any shares of capital stock of USR that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the execution of this Voting Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Voting Agreement to the same extent as if such shares constituted Shares.

    2. AGREEMENT TO VOTE SHARES. At every meeting of the USR stockholders called with respect to any of the following, and at any adjournment thereof, and with respect to every action or approval by written consent of USR stockholders solicited with respect to any of the following, Stockholder shall vote the

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Shares and any New Shares: (i) in favor of approval of the Merger Agreement and the Merger and any proposal or action which would, or could reasonably be expected to, facilitate the Merger, (ii) against approval of any proposal made in opposition to or competition with consummation of the Merger and the Merger Agreement, (iii) against any merger or consolidation of USR with, sale of assets or stock of USR to, or reorganization or recapitalization involving USR with, any party other than 3Com or Sub, (iv) against any liquidation, or winding up of USR and (v) against any other proposal or action which would, or could reasonably be expected to, prohibit or discourage the Merger (each of the foregoing being hereinafter referred to as an "Opposing Proposal"). Stockholder, as the holder of voting stock of USR shall be present, in person or by proxy, at all meetings of stockholders of USR so that all Shares and New Shares are counted for the purposes of determining the presence of a quorum at such meetings. This Voting Agreement is intended to bind Stockholder only with respect to the specific matters set forth herein, and shall not prohibit Stockholder from acting in accordance with his fiduciary duties as an officer or director of USR.

    3. IRREVOCABLE PROXY. Concurrently with the execution of this Voting Agreement, Stockholder agrees to deliver to 3Com a proxy in the form attached hereto as ANNEX A (the "Proxy"), which shall be irrevocable to the extent provided therein; PROVIDED, HOWEVER, that the Proxy shall be revoked upon termination of this Voting Agreement in accordance with its terms.

    4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. Stockholder hereby represents, warrants and covenants to 3Com as follows:

        4.1. OWNERSHIP OF SHARES. Stockholder (i) is the holder of record and beneficial owner of the Shares and will be the holder of record and beneficial owner of all New Shares, if any, which at the date hereof and at all times until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances that would interfere with the voting of the Shares or the granting of any proxy with respect thereto, (ii) does not beneficially own any shares of capital stock of USR other than the Shares (except to the extent that Stockholder currently disclaims beneficial ownership in accordance with applicable law) and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Voting Agreement and the Proxy.

        4.2. NO VOTING TRUSTS AND AGREEMENTS. Between the date of this Agreement and the Expiration Date, Stockholder will not, and will not permit any entity under Stockholder's control to, deposit any shares of USR capital stock held by Stockholder or such entity in a voting trust or subject any shares of USR capital stock held by such Stockholder or such entity to any arrangement or agreement with respect to the voting of such shares of capital stock, other than agreements entered into with 3Com.

        4.3. VALIDITY; NO CONFLICT. This Voting Agreement constitutes the legal, valid and binding obligation of Stockholder. Neither the execution of this Voting Agreement by Stockholder nor the consummation of the transactions contemplated herein will violate or result in a breach of (i) any provision of any trust, charter, partnership agreement or other charter document applicable to Stockholder, (ii) any agreement to which Stockholder is a party or by which Stockholder is bound, (iii) any decree, judgment or order to which Stockholder is subject, or (iv) any law or regulation now in effect applicable to Stockholder.

        4.4. NO PROXY SOLICITATIONS. Subject to the last sentence of Section 2, between the date of this Agreement and the Expiration Date, Stockholder will not, and will not permit any entity under Stockholder's control, to (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action which would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (ii) initiate a stockholders' vote or action by written consent of USR stockholders without a meeting with respect to an Opposing Proposal or (iii) become a member

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    of a "group" (as such term is used in Section 13(d) of the Exchange Act)
    with respect to any voting securities of USR with respect to an Opposing Proposal.

    5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF 3COM. 3Com represents, warrants and covenants to Stockholder as follows:

        5.1. DUE AUTHORIZATION. This Voting Agreement has been authorized by all necessary corporate action on the part of 3Com and has been duly executed by a duly authorized officer of 3Com.

        5.2. VALIDITY; NO CONFLICT. This Voting Agreement constitutes the legal, valid and binding obligation of 3Com. Neither the execution of this Voting Agreement by 3Com nor the consummation of the transactions contemplated herein will violate or result in a breach of (i) any agreement to which 3Com is a party or by which 3Com is bound, (ii) any decree, judgment or order to which 3Com is subject, or (iii) any law or regulation now in effect applicable to 3Com.

    6. ADDITIONAL DOCUMENTS. Stockholder and 3Com hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of 3Com's legal counsel or Stockholder, as the case may be, to carry out the intent of this Voting Agreement.

    7. CONSENT AND WAIVER. Stockholder hereby gives any consent or waiver reasonably required for the consummation of the Merger under the terms of any agreement to which Stockholder is a party.

    8. TERMINATION. Notwithstanding any other provision contained herein, this Voting Agreement and the Proxy, and all obligations of Stockholder hereunder and thereunder, shall terminate as of the Expiration Date.

    9.  MISCELLANEOUS.

    9.1. SEVERABILITY. If any term, provision, covenant or restriction of this Voting Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Voting Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    9.2. BINDING EFFECT AND ASSIGNMENT. This Voting Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Voting Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties hereto without the prior written consent of the other, and any attempted assignment thereof without such consent shall be null and void.

    9.3. AMENDMENTS AND MODIFICATIONS. This Voting Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

    9.4. SPECIFIC PERFORMANCE: INJUNCTIVE RELIEF. The parties hereto acknowledge that 3Com will be irreparably harmed by a breach of any of the covenants or agreements of Stockholder set forth herein and that there will be no adequate remedy at law for such a breach. Therefore, it is agreed that, in addition to any other remedies which may be available to 3Com upon such breach, 3Com shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

    9.5. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service, by confirmed

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telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

If to 3Com: 3Com Corporation                    5400 Bayfront Plaza
                                                Santa Clara, CA 95052-8145
                                                Attention: Mark Michael

If to Stockholder:                              To the address for notice
                                                set forth on the last page
                                                hereof.

With a copy to: U.S. Robotics Corporation       8100 North McCormick
                                                Boulevard
                                                Skokie, IL 60070
                                                Attention: George Vinyard

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

    6. GOVERNING LAW. This Voting Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. Each party hereto irrevocably and unconditionally consents and submits to the jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware for any actions, suits or proceedings arising out of or relating to this agreement and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by U.S. registered or certified mail to Stockholder c/o U.S. Robotics Corporation at 8100 North McCormick Boulevard, Skokie, Illinois 60076, Attention: George Vinyard, or to 3Com Corporation at 5400 Bayfront Plaza, Santa Clara, California 95052-8145,
Attention: Mark Michael, shall be effective service of process for any action, suit or proceeding brought against such party in any such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this agreement or the transactions contemplated hereby, in the courts of the State of Delaware located in Wilmington, Delaware or the United States of America located in Wilmington, Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement is held to be unenforceable for any reason, it shall be modified rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

    7. ENTIRE AGREEMENT. This Voting Agreement contains the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

    8. COUNTERPARTS. This Voting Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

    9. EFFECT OF HEADINGS. The section headings contained herein are for convenience only and shall not affect the construction or interpretation of this Voting Agreement.

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    IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.

                                          3COM CORPORATION, a California
                                          corporation

                                          By:
                                          --------------------------------------

                                          Its:
                                          --------------------------------------

                                          STOCKHOLDER:

                                          By:
                                          --------------------------------------

                                          Stockholder's Address for Notice:

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          Shares beneficially owned:

              ------------------------------------------------------------------

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                                    ANNEX A

                               IRREVOCABLE PROXY

    The undersigned stockholder of U.S. Robotics Corporation, a Delaware corporation ("USR"), hereby irrevocably appoints and constitutes the members of the Board of Directors of 3Com Corporation, a California corporation ("3Com"), and each of them (the "Proxyholders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of USR beneficially owned by the undersigned, which shares are listed below and any and all other shares or securities issued or issuable in respect thereof, or which the undersigned otherwise acquires, on or after the date hereof and prior to the date this proxy terminates (collectively, the "Shares"), to vote the Shares as follows:

    The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of USR stockholders, and in every written consent in lieu of such a meeting, or otherwise,

1. In favor of approval of the Merger (as defined in that certain Voting Agreement, dated February 26, 1997, between the undersigned and 3Com (the "Voting Agreement")) and that certain Agreement and Plan of Merger dated as of February 26, 1997 by and among 3Com, TR Acquisitions Corporation, a Delaware corporation and a wholly-owned subsidiary of 3Com ("Sub"), and USR (the "Merger Agreement") and any proposal or action that could reasonably be expected to facilitate the Merger, and

2. Against approval of (i) any proposal made in opposition to or competition with consummation of the Merger and the Merger Agreement, (ii) any merger or consolidation of USR with, sale of assets or stock of USR to, or reorganization or recapitalization involving USR with any party other than 3Com or Sub, (iii) any liquidation, or winding up of USR and (iv) any other proposal or action which would, or could reasonably be expected to, prohibit or discourage the Merger.

The Proxyholders may not exercise this proxy with respect to any other matter. The undersigned may vote the Shares on all such other matters.

    The proxy granted by the undersigned to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the undersigned set forth in Section 2 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in USR to be purchased and sold pursuant the Merger Agreement. This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms.

    Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked, and no subsequent proxies will be given with respect to the Shares until such time as this proxy shall be terminated in accordance with its terms.

    Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of USR and with any Inspector of Elections at any meeting of the stockholders of USR.

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    This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

    Dated: February 26, 1997

              Signature of Stockholder:
                                                ----------------------------------------

              Print name of Stockholder:
                                                ----------------------------------------

              Shares beneficially owned:
                                                ----------------------------------------

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